UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2009 (September 15, 2009)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets
Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of listing

On September 15, 2009, Atlantic American Corporation (the “Company”) received from The Nasdaq Stock Market (“Nasdaq”) Listing Qualifications Department a Deficiency Letter, indicating that the Company was not in compliance with the minimum $1.00 bid price requirement for the continued listing of its common stock on The Nasdaq Global Market, as set forth in Nasdaq Marketplace Rule 5450(a)(1) (the “Minimum Bid Price Rule”), because the price of the Company’s common stock did not close at or above the minimum closing bid price of $1.00 per share for a period of 30 consecutive business days. In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has 180 calendar days, or until March 15, 2010, to regain compliance with such requirement.

If at any time before March 15, 2010, the bid price per share of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will notify the Company in writing that the Company has achieved compliance with the Minimum Bid Price Rule. If the Company does not regain compliance with the Minimum Bid Price Rule by March 15, 2010, the letter indicates that Nasdaq will notify the Company that the Company’s common stock will be delisted from The Nasdaq Stock Market. At such time, the Company may appeal Nasdaq’s determination to delist the Company’s common stock to a Listings Qualification Panel. Alternatively, in the event that such a delisting determination is based solely on non-compliance with the Minimum Bid Price Rule, the Company may elect to transfer the listing of its common stock to The Nasdaq Capital Market provided that the Company satisfies all criteria for initial listing on such market as set forth in Nasdaq Marketplace Rule 5505, other than compliance with the Minimum Bid Price Rule. There can be no assurance the staff would grant the Company’s request for continued listing nor the application for a transfer of the Company’s common stock to the Nasdaq Capital Market.

A copy of the press release announcing the Company’s receipt of the letter described above is attached hereto as Exhibit 99.1. The third and fourth paragraphs thereof relating to such letter are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release, dated September 18, 2009

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

/s/ John G. Sample, Jr.
By: John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:   September 18, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 18, 2009